SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




Date of Report:  February 2, 2007           Commission File No. 0-8788




                         DELTA NATURAL GAS COMPANY, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



          KENTUCKY                                 61-0458329
-----------------------------      ------------------------------------------
(State or other jurisdiction of        (I.R.S. Employer Identification No.)
incorporation or organization)


          3617 Lexington Road
          Winchester, Kentucky                           40391
------------------------------------------            -----------
(Address of principal executive offices               (Zip Code)



      Registrant's telephone number, including area code (859) 744-6171.

Item 5.02(c) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers


     On February 2, 2007, Delta's Board of Directors approved, effective February 2, 2007, the appointment of John B. Brown, Delta's Vice President - Controller and Assistant Secretary, to the additional position of Acting Chief Financial Officer in the absence of John F. Hall, Delta's Vice President - Finance Secretary and Treasurer. Mr. Hall is ill and is on sick leave with no known date to return to work. There were no changes made in Mr. Brown's compensation, employee benefits or in his existing Officer Agreement.

     Mr. Brown, who is a Certified Public Accountant, is 39 years of age. He has been employed by Delta since 1995. He was appointed Controller in 1999 and Vice President - Controller and Assistant Secretary in 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 DELTA NATURAL GAS COMPANY, INC.
                                  (Registrant)


                                 By___/s/Glenn R.Jennings____________

                                         Glenn R. Jennings
                                         Chairman of the Board,
                                         President and Chief
                                         Executive Officer
                                         (Signature)


Date:  February 2, 2007